Copeland Dividend Growth Fund Class A Shares: CDGRX Class C Shares: CDCRX Class I Shares: CDIVX Copeland International Small Cap Fund Class A Shares: CISAX Class I Shares: CSIIX

Supplement dated May 15, 2025

to the Copeland Dividend Growth Fund and Copeland International Small Cap Fund (each a “Fund”) Prospectus and Statement of Additional Information (“SAI”),

each dated March 31, 2025

Effective immediately, Copeland Capital Management, LLC, the Fund’s investment adviser, is implementing the following non-fundamental changes:

1.	The fourth paragraph under “Additional Information About Principal Investment Strategies and Related Risks: Copeland Dividend Growth Fund Principal Investment Strategies” beginning on page 16 of the Fund’s prospectus will be replaced with the following:

The adviser selects specific stocks amongst the top-ranked companies with a proven track record of dividend growth. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The adviser may engage in active and frequent trading to meet the Dividend Growth Fund’s investment objectives.

2.	The section entitled, “Management: “Performance of Comparable Accounts - Copeland International Small Cap Fund” is deleted in its entirety.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.